UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

Global Crossing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-16201	98-0189783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wessex House, 45 Reid Street Hamilton, Bermuda	HM12
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-8600

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report of Global Crossing Ltd. for the period May 1, 2003 through May 31, 2003

Item 9. Regulation FD Disclosure

As previously reported, on January 28, 2002, Global Crossing Ltd., a Bermuda company in provisional liquidation in the Supreme Court of Bermuda (the “Company”), and certain of its affiliates commenced Chapter 11 cases in the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) and coordinated proceedings in the Supreme Court of Bermuda.

On June 30, 2003, the Company filed its monthly operating report for the month of May 2003 with the U.S. Bankruptcy Court. A copy of this report is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing. This Report (including the Exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Monthly Operating Report attached as an Exhibit hereto contains financial statements and other financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and contains information for periods different from those required in the Company’s reports pursuant to the Exchange Act. The footnotes to the Monthly Operating Report contain discussions of prospective restatements, write downs and other possible adjustments that have not been reflected in the financial statements that accompany the Monthly Operating Report. The information in the Monthly Operating Report might not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.

The Company continues to work with creditors and potential investors to implement its plan of reorganization with the U.S. Bankruptcy Court. Such plan, which has been approved by the U.S. Bankruptcy Court, does not include a capital structure in which existing common or preferred equity will retain any value.

Forward-Looking Statements

This Form 8-K, including the Exhibit attached hereto, contains statements that are forward-looking within the meaning of Section 27a of the Securities Act and Section 21e of the Exchange Act.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: various regulatory issues, the outcome of the Company’s chapter 11 process, ongoing external investigations (including investigations by the Securities and Exchange Commission), general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company’s most recent reports on Form 8-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Ltd.

Date: July 8, 2003	By:	/s/ DAN O’BRIEN
Name: Dan O’Brien
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report of Global Crossing Ltd. for the period May 1, 2003 through May 31, 2003